                                                                   Exhibit 10.15

WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.



                 COMMERCIAL APPLICATION PARTNER (CAP) AGREEMENT

This Agreement is made effective 31 July 1997 between Sybase, Inc. ("Sybase") with offices at 6475 Christie Ave, Emeryville, California 94608, and Instinctive Technology, Inc. ("Partner") with offices at 725 Concord Avenue, Cambridge, Massachusetts 02138.

1. LICENSE GRANT. Subject to the terms and conditions below, Sybase grants to Partner a nonexclusive and nontransferable license to market and distribute copies of unmodified object code versions of those Sybase and/or Powersoft software products identified in the attached initiated Schedules along with accompanying documentation ("Programs") to Partner's customers ("End-Users") who will use the Programs only for the own internal business purposes in the applicable Territory described in each Schedule A, provided that the Programs are distributed for use with computer application programs developed by Partner for commercial distribution to more than one third party and containing significant added functionality over the Programs ("Application Software"). Partner shall license to each End-User the same number of copies of the Programs and the same number of Seats/Named Users for such Programs as Partner licenses to such End-User for its Application Software. In addition to being able to distribute "full use" copes of the Programs, "full use" Seats and "full use" Named Users,,,Partner may also distribute, with respect to certain Programs identified in Sybase's then-current price list, Application Deployment Copies, Application Deployment Seats and Application Deployment Named Users (which are restricted licenses defined in the Sybase license agreement accompanying each copy of the Program ("Sybase Shrinkwrap")). Partner may also sell to End-Users certain Sybase services as described in the Schedule(s). Notwithstanding the above, if the Territory includes any of the Prohibited Countries set forth in Sybase's then current "Prohibited Country List" (a current copy of which has been provided to Partner), Partner may not market or distribute Programs for use in such Prohibited Countries. Partner shall not use or allow its End-Users to use the Programs for timesharing, rental or service bureau purposes or on behalf of any third party. In connection with the distribution rights granted above, Partner may appoint distributors to distribute the Programs to End-Users within the Territory. The appointment of distributors shall be by contracts which require that the distributor market the Programs only in accordance with the terms of this Agreement and on a basis which protects the proprietary interests of Sybase in and to the Programs to the same extent that Partner's proprietary interests in its own products are protected (but in any event no less than a reasonable extent). Partner tray order under this Agreement (a) copies of the Programs for its own internal production purposes and/or developing and supporting the Application Software ("Internal Use Copies", (b) copies of the Programs which may only be used for developing and supporting the Application Software ("Development Copies"), (c) copies of the Programs which may be distributed to End-Users for evaluation purposes and for up to the number of days designated in the applicable Schedule A, after which they must be returned to Partner ("Evaluation Copies', and (d) up to that number of copies of the Programs shown an Schedule A for purposes of Partner providing demonstrations and gaining for the Application Software ("Demonstration Copies"). Partner is authorized to incorporate into the documentation for the Application Software portions of the documentation for the Program to the extent such portions are necessary to document usage of the Program in conjunction with the Application Software.

2. FEES AND PAYMENT TERMS. For the first year of this Agreement, Partner shall be responsible for paying to Sybase a non-refundable program fee shown in Schedule A ("Initial Fee"). The Initial Fee is due upon execution of this Agreement by Partner. For each additional year, a non-refundable annual program renewal fee ("Annual Renewal Fee") as set forth in such Schedule is due and payable upon each anniversary of the date of this Agreement. Fees as set forth in the attached Schedules) shall be due to Sybase for each copy of the Programs and each service ordered by Partner; such fees shall be based on Sybase's then-current price list for the country in which the Programs are to he used or the services are to be delivered ("Price List"). The license fee for Development Copies is the same as the fee for Internal Use Copies unless Sybase designates otherwise in its Price List, The license fee for Demonstration Copies, if any, is set forth in the Schedule(s).

Notwithstanding the above, there is no charge for authorized Evaluation Copies distributed to End-Users. License fees for Internal Use Copies, Development Copies, Demonstration Copies, and copies of the Programs which Sybase ships to Partner for distribution to End-Users shall be due and payable to Sybase with Partner's order for the Programs or, upon Sybase credit approval of Partner, 30 days after the date of Sybase's invoice for the Programs. Any past-due invoice may subject Partner to credit hold at the sole discretion of Sybase. .All fees under this Agreement are stated in United States dollars.

3. OWNERSHIP. Programs are owned by Sybase or its licensers and are protected by copyright law, trade secret laws and international conventions. All rights in and to patents, copyrights, trademarks and trade secrets in the Programs are and shall remain with Sybase and its licensers. No title to or ownership of the Programs is transferred to Partner or End-User. Partner shall not translate, localize or modify any portion of the Programs without the prior written consent of Sybase.

4. ORDERING AND DELIVERY. In addition to the terms contained in the SQL Anywhere Master Disk Addendum dated 31 July 1997 between Partner and Sybase, Internal Use Copies, Development Copies, Demonstration Copies, Evaluation Copies and copies of the Programs for distribution directly or indirectly to End-Users shall be ordered from Sybase and delivered by Sybase to Partner (or in the case of Evaluation Copies and copies for distribution to End-Users, Sybase shall deliver the copies directly to the End-Users if so instructed by Partner). Partner will use the "Exhibit A" form adopted by Sybase from time to time (or a Purchase Order containing the same information) to order Programs from Sybase. All shipments are FOB origin, and Partner is responsible for all shipping charges. Except for taxes or. Sybase's income, Partner shall be responsible for any sales, use, excise or any other form of taxes resulting from this Agreement.

5. LICENSE ACCOMPANYING PROGRAMS. If Partner uses the Programs, Farmer agrees to be bound by the terms and conditions of the Sybase Shrinkwrap. Notwithstanding the above, Development Copies and Demonstration Copies shall only be used for the purposes outlined in Section 1 above and shall be returned to Sybase upon expiration or termination of this Agreement. Partner shall ensure that the End-User's use of the Programs is, either subject to the terms and conditions of
(a) the Sybase Shrinkwrap or (b) an executed license agreement or shrinkwrap agreement between Partner and End-User which is substantially similar to, and no less restrictive -in protecting Sybase's interests than, the Sybase Shrinkwrap. If Evaluation Copies are being licensed, the Sybase Shrinkwrap or license agreement between Partner and End-User (as applicable) shall be modified by a written commitment from End-User to use the Programs for a period not to exceed the number of days designated in the applicable schedule to this Agreement. If a conflict arises between this Agreement and any such license agreement, the terms of this Agreement shall prevail. Partner shall undertake reasonable efforts to enforce the terms of any license agreement between Partner and an End-User as it relates to the Programs.

6. REPORTS. Partner shall keep or cause to be kept full and accurate accounts and records of all transactions made by it and by its authorized distributors under this Agreement (including Evaluation Copies) in form such that all amounts owing hereunder to Sybase may be readily and accurately determined. Partner shall undertake to assure that its distributors are (a) accurately reporting to Partner all sales to End-Users and (b) otherwise complying with this Agreement. Partner shall allow Sybase to examine its records to determine compliance with this Agreement, Any examination shall be at the expense of Sybase, shall occur during regular business hours at Partner's offices and shall not interfere unreasonably with Partner's regular activities: Sybase shall give Partner 60 days or more prior written notice of the date of each such examination and the name of a mutually agreed upon accountant who will be conducting the examination. All information obtained from conducting the examinations shall be maintained as Confidential Information. Partner agrees to pay Sybase any amounts owing as a result of Partner's non-compliance with the payment provisions of this Agreement within 30 days of the date of the examination report which details such non-compliance. In the event such amounts owed by Partner to Sybase exceeds 5% of total royalties due, Partner shall pay the costs of such examination.

7. SUPPORT & MAINTENANCE. Partner shall be solely responsible for providing End-User technical support and service of warranty claims for Partner's Application Software, including the Programs, provided that Partner may also sell Sybase technical support services for the Programs only, on the terms described in the attached Schedules. Partner may distribute to End-Users to whom it has licensed Application Deployment Copies of a Program updates to such Program which are made generally available by Sybase so long as Partner has paid Sybase all applicable Application Deployment Maintenance Fees.

8. INDEPENDENT CONTRACTORS. Partner and Sybase are independent contractors and are not agents or representatives of each other. Partner does not have the right to bind Sybase and shall not misstate or misrepresent its relationship to Sybase.

9. ADVERTISING; TRADEMARKS. Sybase may identify Partner as a Commercial Application Partner in Sybase advertising and marketing materials. Partner shall not make any representations concerning the Programs which are inconsistent with Sybase's marketing materials and advertising. Partner may utilize applicable Sybase trademarks and logos only in accordance with Sybase's then-current published guidelines, and trademarks shall remain the exclusive property of Sybase or its licensors. Partner shall suitably feature the Programs and related trademarks and Sybase's ownership of the Program in any advertising, marketing literature, product documentation and packaging of the Application Software. Partner shall give appropriate recognition in the Application Software of Sybase's proprietary rights in the Programs in the same manner, places and times and no less conspicuously than the recognition of the proprietary rights of others including Partner in the Application Software.

10. TERM AND RIGHTS UPON TERMINATION. This Agreement will become effective as of the date first shown above and shall continue in force for a period of 3 years, subject to (a) Partner's payment of all fees owing hereunder, or (b) termination under Section 11 below. Thereafter, this Agreement shall automatically renew for additional one-year terms subject to payment of Sybase's then-current Annual Renewal Fee and provided that Partner is not then in default of this Agreement, unless written notice of termination is given by either party at least 30 days ,prior to the expiration of the term then in effect. No expiration or termination of this Agreement shall impair or affect (i) Internal Use Copies, which shall continue so long as Partner is not in breach of the Sybase Shrinkwrap or (ii) copies of Programs distributed by Partner to End-Users in accordance with this Agreement prior to the effective date of the expiration or termination of this Agreement. All Demonstration Copies shall be returned to Sybase or destroyed. Termination or expiration shall not release either party from its liability to pay any fees accruing prior to the date of the termination or expiration. Sections 3, 5, 10, 11, 12, 13, 14 and 18 of this Agreement shall survive any expiration or termination of this Agreement.

11. DEFAULT. Either party may immediately terminate this Agreement ox any license granted hereunder by written notice to the other if such other party breaches any term or condition of this Agreement, including but not limited to failure to pay when due any fee hereunder, and does not remedy such breach within 30 days of written notice thereof from the non-breaching party. Each party will reimburse the other party for all reasonable costs incurred by the other party (including attorneys' fees) in collecting past due amounts hereunder. Any breach which by its nature cannot be remedied shall entitle the non-breaching party to terminate this Agreement immediately upon written notice to the other party. This remedy shall not be an exclusive remedy and shall be in addition to any other remedies which the non-breaching party may have under this Agreement or otherwise.

12. CONFIDENTIAL INFORMATION. Each party will not disclose or use any business and/or technical information of the other designated orally or in writing as "Confidential" or "Proprietary" (together, "Confidential Information") without the prior written consent of the other party. Such restrictions do not extend to any item of information which (a) is now or later becomes available in the public domain without the fault of the receiving party; (b) is disclosed or made available to the receiving party by a third party without restrictions and without breach of any relationship of confidentiality; (c) is independently developed by the receiving party without access to the disclosing party's Confidential Information, (d) is known to the recipient at the time of disclosure, or (e) is produced in compliance with applicable law or court order, provided that the disclosing party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Upon termination or expiration of this Agreement, each party shall immediately return all copies of Confidential Information received from the other party. Partner shall not release the results of any benchmark of the Programs to any third party without the prior written approval of Sybase for each such release.

13. DISCLAIMER OF WARRANTY; LIMITATION OF LIABILITY. Except as expressly provided in the Sybase Shrinkwrap, NO EXPRESS OR IMPLIED WARRANTY OR CONDITION IS MADE WITH RESPECT TO THE PROGRAMS OR SERVICES SUPPLIED BY SYBASE OR ITS SUBSIDIARIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The aggregate liability to Sybase and its subsidiaries, if any, for any losses or damages arising out of or in connection with this Agreement, whether the claim is in contract, tort or otherwise, shall not exceed the amount paid by Partner to Sybase under this Agreement for the affected Programs or services. UNDER NO CIRCUMSTANCES SHALL SYBASE, ITS SUBSIDIARIES OR ITS LICENSORS BE LIABLE FOR SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LEGAL FEES, LOSS OF PROFITS, LOSS OR INACCURACY OF DATA OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF SYBASE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14. INDEMNIFICATION. Partner indemnifies and holds harmless Sybase, its affiliates, directors, employees and agents from all third party claims, including court costs and reasonable fees of attorneys and expert witnesses, arising in connection with (a) a breach by Partner of its agreement with an End-User or distributor (unless such breach was caused by Sybase's breach of this Agreement or the Sybase Shrinkwrap), or (b) use of the Application Software if liability is not caused by the Programs as provided by Sybase. Sybase indemnifies and holds harmless Partner, its affiliates, directors, employees and agents from all third party claims, including court costs and reasonable fees of attorneys and expert witnesses, arising in connection with (i) a breach by Sybase of the Sybase Shrinkwrap or (ii) use of the Programs as provided by Sybase if liability is not caused by the Application Software.

15. EXPORT RESTRICTION. Partner shall not transfer, directly or indirectly, any restricted Programs or technical data received from Sybase or its subsidiaries, or the direct product of such data, to any destination subject to export restrictions under U.S. law, unless prior written authorization is obtained from the appropriate U.S. agency.

16. ASSIGNMENT. This Agreement may not be assigned (by operation of law or otherwise) or otherwise transferred in whole or in part by Partner unless Partner has received prior written permission from Sybase, such permission not to be unreasonably denied by Sybase. To the extent Partner is permitted to assign this Agreement, all provisions of this Agreement shall be binding upon Partner's successors or assigns.

17. NOTICES. All notices under this Agreement shall be in writing and either delivered personally, sent by first class mail, express carrier or by confirmed facsimile transmission to the address of the party set forth above (and if to Sybase, to the attention of the General Counsel). All notices shall be deemed given on the business day actually received.

18. OTHER. This Agreement, the initialed Schedules, and any documents explicitly referred to therein, constitute the entire agreement between the parties, supersede any and all previous agreements authorizing

Partner to distribute the Programs to third parties and no representation, condition, understanding or agreement of any kind, oral or written, shall be binding upon the parties unless incorporated herein. This Agreement may not be modified or amended, nor will the rights of either party be deemed waived, except by an agreement in writing signed by authorized representatives of Partner and Sybase. Purchase orders shall be binding as to tire products and services ordered, and the site for delivery of Programs or performance of services as set forth on the face side of or a special attachment to the purchase order. Other terms and preprinted terms on or attached to any purchase order shall be void. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to its conflict of laws rules or the United Nations Convention on the International Sale of Goods. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision art enforceable provision which approximates the intent and economic effect of the provision. The parties have requested that this Agreement and all documents contemplated hereby be drawn up in English.

Accepted and agreed on behalf of:

Instinctive Technology, Inc. ("Partner")       Sybase, Inc. ("Sybase")

/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Authorized Signature)                         (Authorized Signature)

/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Printed Name)                                 (Printed Name)

10/23/97 President & CEO                       Senior Corporate Counsel
-------------------------------------          ---------------------------------
(Title)                                        (Title)

                            SCHEDULE A - SILVER LEVEL

                 TO THE COMMERCIAL APPLICATION PARTNER AGREEMENT

                  DEVELOPMENT TOOL PARTNER FEES AND GUIDELINES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Territory            United States and Canada; however, Partner may sell
                     application-specific deployment seats worldwide.
--------------------------------------------------------------------------------
Initial Fee          $ * ; includes the right-to-purchase one Demonstration Copy
Annual Renewal Fee   at $ * . $ * . Only one Initial and Annual Fee required per
                     Agreement.
--------------------------------------------------------------------------------
Evaluation Copies    Entitled to 90-day Evaluation Copies.
--------------------------------------------------------------------------------
Discount for         Sybase will check block and initial if authorized to sell
Software             the following products (as designated in Sybase's
Programs             then-current Partner Price List):

                     [x]  DEVELOPMENT TOOLS
                     [x]  DESIGN TOOLS
                     [x]  WORKPLACE DATABASES

                     Discounts for the above software Programs are specified in
                     Sybase's then current Partner Price List.
--------------------------------------------------------------------------------
Discount for sale    * % discount off Sybase's then-current End-User Price List
of End-User          on technical support offerings that Sybase makes generally
Technical Support    available to its customers.
or Upgrade
Subscriptions        * % discount off Sybase's then-current End-User Price List on upgrade subscriptions.

                     Partner shall not sell renewals of either upgrade
                     subscriptions or technical support.
--------------------------------------------------------------------------------
Commission           When a Partner refers Sybase to a potential sale and has
Incentives           significantly influenced the customer decision to purchase the software Programs, Partner may be eligible to receive a commission. All commissions shall be in accordance with
                     Sybase's then-current policy which Sybase may change at its soft; discretion from time to time.
--------------------------------------------------------------------------------
Discount for         * % discount off Sybase's then-current End-User Price List
Partner Technical    on any commercially available end-user technical support
Support              offering.
--------------------------------------------------------------------------------
Discount for         * % discount off Sybase's then-current End-User Price List
Partner Training     on any Sybase standard training rates for Partner employees or agents trained at Sybase or Powersoft public training
                     centers.
--------------------------------------------------------------------------------

ACCEPTED and AGREED: /s/ JRB            7/31/97     /s/ GG
                    ---------------------------    -----------------------------
                   (Partner Initials)    (Date)    (Sybase Initials)      (Date)

Partner and End-User Price Lists and all discounts are subject to change upon 30 days prior written notice.

              SQL ANYWHERE (TM) MASTER DISK ADDENDUM (PAGE 1 OF 2) TO THE COMMERCIAL APPLICATION PARTNER (CAP) AGREEMENT

This Master Disk Addendum ("Addendum") is made 31 July 1997 between Sybase, Inc. ("Sybase") and Instinctive Technology, Inc. ("Partner"). This Addendum supplements and amends the terms of the Commercial Application Partner Agreement ("Agreement") between the parties hereto. In the event of a conflict between the Agreement and this Addendum, the terms and conditions of this Addendum shall prevail. This Addendum shall expire or terminate with the Agreement. Capitalized terms not otherwise defined in this Addendum shall have the meanings set forth in the Agreement.

                 SQL ANYWHERE MASTER DISK PROGRAM AND GUIDELINES
                 -----------------------------------------------

--------------------------------------------------------------------------------
LICENSE FEE          Upon Partner's signing of this Addendum, Partner shall pay
PAYMENT              Sybase the payment designated below ("Payment") as follows:
                     $ * upon Partner's signing of this Addendum, $ * on or
                     before 30 August 1997 and * on or before 30 September 1997.
                     The Payment is non-refundable and irrevocable, and may
                     only be used as specified in this Addendum.
--------------------------------------------------------------------------------
REPORTING,           Partner shall, within 30 days after each calendar-quarter
LICENSE FEE          end, provide Sybase (i) a written report showing the
PAYMENTS             cumulative number of SSAs and SSA Updates (including
                     Evaluation Copies and Demonstration Copies) distributed by
                     Partner during such preceding calendar quarter along with
                     the name of the Application Software with which such SSAs
                     or SSA Updates were distributed and (ii) payment (once the
                     Prepay Amount is depleted) for any SSA or SSA Update fees
                     due.
--------------------------------------------------------------------------------
ACCESS, AD           (1) An application deployment seat ("AD Seat")" is a
SEATS, SSA           license for a copy of SSA which can only be used for the
AND NET              purpose of (1) an End-User running non-custom Application
REVENUE              Software (excluding any third party application programs
                     marketed by Partner) and (2) extracting data on a read only basis from the Application Software for use with other
                     applications; such extraction may either be through tools
                     within the Application Software or through third party
                     tools. As used in the prior sentence, the phrase "running
                     non-custom Application Software" means that the End User
                     cannot use SSA to create or alter columns, tables, schemas or databases unless (a) such columns, tables, schemas and
                     databases are created or altered by and within the context of the Application Software (i.e., the Application Software
                     must generate the commands without the End-User itself
                     using the SSA's command verbs) and only include data first captured in the specific Application Software in which the new columns or tables are created or altered (i.e., not
                     transferred into such Application Software from other
                     Application Software or applications), and (b) the commands to insert, delete or modify data in the new or altered
                     columns, tables, schemas or databases must be included
                     within existing "begin transaction" and "commit
                     transaction" statements in the original version of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Application Software. Moreover, an AD Seat may not be used to run copies of SSA which have been modified through a full-use license to include modifications not permitted above. Notwithstanding the above, the End User may use standard database administration command verbs used for backup, recovery, space/index management and consistency checking in the course of systems administration. (2) For purposes of this Addendum only, the term Application Software means Partner's software product known as "eRoom".
                     (3) "SSA" shall mean the authenticated edition of the Sybase SQL Anywhere standalone (not client/server) database Program. (4) "Authentication Routines" shall mean routines supplied to Partner by Sybase which when implemented by Partner as directed by Sybase shall limit full access to SSA to the Application Software and which permit read-only access to all other software. Partner shall fully comply with the Authentication Routines as delivered to, and directed by, Sybase. (5) "Net Revenue" means tire net revenue to Partner that is recognized by Partner in accordance with Partner's standard accounting principles that results from any sale or distribution of Application Software that is used with, or includes, the SSA.
--------------------------------------------------------------------------------


                   THIS ADDENDUM IS CONTINUED ON THE NEXT PAGE

              SQL ANYWHERE (TM) MASTER DISK ADDENDUM (PASTE 2 OF 2)

--------------------------------------------------------------------------------
RESTRICTIONS/        (1) For purposes of this Addendum, Partner's Application
CONDITIONS           Software shall not be an application software development
                     tool without Sybase's prior express written permission.
                     (2) Partner shall distribute SSA only bundled with the
                     Application Software. Partner represents and warrants that the Application Software is designed to ensure that no more than ten (10) connections at any one time are made to the
                     SSA that is bundled with the Application Software.
--------------------------------------------------------------------------------
MASTER DISK          Partner and its distributors are authorized to distribute
                     AD Seats (as defined above) and Partner, but not its
                     distributors, is authorized to make Evaluation Copies and
                     Demonstration Copies of the Programs and copies of the
                     Programs to be licensed as AD Seats from Master DISKS
                     ("Master Disks") that Sybase will make available to
                     Partner. Partner may make as many Evaluation Copies and
                     Demonstration Copies as it reasonably requires. Partner
                     shall ensure that all Sybase copyright and other
                     proprietary notices which are included in the Master Disks are included on any copies made from the Master Disks.
                     Partner acknowledges that Master Disks may contain devices which count or limit the number of copies which can be made and Partner will not tamper with such devices. Partner
                     shall maintain Master Disks under lock and key and shall
                     allow only a specified number of its own employees to make copies from Master Disks. Partner shall fully account for
                     all copies of the Programs. Partner shall not modify or
                     alter any proprietary rights notice contained within the
                     Programs. Partner is strictly prohibited from providing
                     access or transferring the Master Disks to any third party.
                     If Partner elects under Section 5 of the Agreement to
                     utilize the Sybase Shrinkwrap in connection with its
                     distribution of the Programs, Partner may reproduce the
                     Sybase Shrinkwrap for such purposes.
--------------------------------------------------------------------------------
PARTNER              Partner shall fulfill and/or support the following
MARKETING            marketing obligations: Visibly recognize SQL Anywhere in
OBLIGATIONS          marketing literature, product documentation and packaging
                     of the Application Software.
                     The SQL Anywhere logo, as provided by Sybase, shall be
                     prominently displayed on the exterior of each package that contains your Application Software.
                     Recognize Sybase's proprietary rights in SQL Anywhere in
                     the same manner, places and times. and no less
                     conspicuously than, the recognition of others proprietary
                     rights including Partner's. Publicize SQL Anywhere by
                     specifically promoting it in all press releases, press
                     tours, consultant and/or analyst briefings relating to
                     Application Software when appropriate.
                     Specifically reference SQL Anywhere in a positive light and framework in any seminars involving the Application
                     Software provided SQL Anywhere's performance is positive.
                     Promote SQL Anywhere to Partner reseller distribution
                     channel through appropriate mailings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A Partner senior executive shall provide Sybase a positive testimonial regarding SQL Anywhere provided SQL Anywhere's performance is positive. Include in all shipments of the Application Software the SQL Anywhere start-up install banner displaying Sybase's copyright information or the SQL Anywhere engine icon in each display of the Application Software's start-up install banner.
--------------------------------------------------------------------------------

SSA BEING ACQUIRED: The current version for Windows 3.1, Windows'95, Windows NT, DOS, OS/2 and Netware.

                         ROYALTY FEE DUE SYBASE DER SSA
                         ------------------------------
                             DISTRIBUTED WITH EROOM
                             ----------------------
         PAYMENT              THE GREATER OF * % OF                LICENSE TYPE
         -------                                                   ------------
         $ *                   Net Revenue OR $ *.


UPDATES: Sybase may make certain major corrections, enhancements, etc. ("Update") to SSA. Partner may provide an Update to new or existing users of SSA in accordance with the royalty fee contained above.

Except as amended above, the Agreement shall remain in full force and effect.

Instinctive Technology, Inc. ("Partner")       Sybase, Inc. ("Sybase")


/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Authorized Signature)                         (Authorized Signature)

/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Printed Name)                                 (Printed Name)

President & CEO                                Senior Corporate Counsel
-------------------------------------          ---------------------------------
(Title)                                        (Title)

                                 AMENDMENT NO. 1

           TO THE SYBASE/INSTINCTIVE SOL ANYWHERE MASTER DISK ADDENDUM

              TO THE COMMERCIAL APPLICATION PARTNER (CAP) AGREEMENT

This Amendment No. 1 ("Amendment") is made 14 October 1997 between Sybase, Inc. ("Sybase") and Instinctive Technology, Inc. ("Partner"). This Amendment amends the terms of the SQL Anywhere Master Disk Addendum dated 31 July 1997 ("MDA") to the Commercial Application Partner (CAP) Agreement dated 31 July 1997 ("Agreement") between Sybase and Partner. In the event of a conflict between this Amendment and the Agreement, the terms and conditions of this Amendment shall prevail. This Amendment shall expire or terminate with the Agreement. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement.

Sybase and Partner agree as follows:

The MDA is replaced with the SQL Anywhere Master Disk Addendum, dated 14 October 1997, attached hereto.

Except as amended above, the Agreement shall remain in full force and effect.

Instinctive Technology, Inc. ("Partner")       Sybase, Inc. ("Sybase")


/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Authorized Signature)                         (Authorized Signature)

/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Printed Name)                                 (Printed Name)

President & CEO                                Senior Corporate Counsel
-------------------------------------          ---------------------------------
(Title)                                        (Title)

              SQL ANYWHERE(TM) MASTER DISK ADDENDUM (PAGE 1 OF 2)
             TO THE COMMERCIAL APPLICATION PARTNER (CAP) AGREEMENT

This Master Disk Addendum ("Addendum") for SQL Anywhere database server software ("SQL Anywhere") is made 14 October 1997 between Sybase, Inc. ("Sybase"), and Instinctive Technology, Inc. ("Partner"). This Addendum supplements and amends the terms of the Commercial Application Partner Agreement dated 31 July 1997 ("Agreement") between the parties hereto. In the event of a conflict between the Agreement and this Addendum, the terms and conditions of this Addendum shall prevail. This Addendum shall expire or terminate with the Agreement. Capitalized terms not otherwise defined in this Addendum shall have the meanings set forth in the Agreement. For purposes of this Addendum, the term Application Software means Partner's software product known as "eRoom".

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LICENSE FEE          Partner shall pay Sybase $ * ("Payment") as follows: $ *
PREPAYMENT           on or before 31 July 1997 and $ * on or before 20 October
                     1997. The Payment is non-refundable and irrevocable, and
                     may only be used as specified in this Addendum. The
                     Payment shall be depleted in accordance with the royalty
                     fees designated at the bottom of page 2 of this Addendum.
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REPORTING            Partner shall, within 30 days after each calendar-quarter
AND OTHER            end, provide Sybase (i) a written report showing the
PAYMENTS             cumulative number of AD Seats and AD Seat Updates
                     (including Evaluation Copies (at no charge to Partner) and
                     Demonstration Copies) distributed by Partner during such
                     preceding calendar quarter along with the name of the
                     Application Software with which such AD Seats or AD Seat
                     Updates were distributed and (ii) payment (once the Payment is depleted) for any AD Seat fees or AD Seat Update fees
                     due.
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ACCESS, AD           (1) An application deployment seat ("AD Seat")" is a
SEATS & NET          license for a copy of a Program or a Seat (as applicable)
REVENUE              which can only be used for the purpose of (1) an End-User
                     running non-custom Application Software (excluding any
                     third party application programs marketed by Partner) and
                     (2) extracting data on a read only basis from the
                     Application Software for use with other applications; such extraction may either be through tools within the
                     Application Software or through third party tools. As used in the prior sentence, the phrase "running non-custom
                     Application Software" means that the End User cannot use
                     the Programs to create or alter columns, tables, schemas or databases unless (a) such columns, tables, schemas and
                     databases are created or altered by and within the context of the Application Software (i.e., the Application Software
                     must generate the commands without the End-User itself
                     using the Program's command verbs) and only include data
                     first captured in the specific Application Software in
                     which the new columns or tables are created or altered
                     (i.e., not transferred into such Application Software from other Application Software or applications), and (b) the
                     commands to insert, delete or modify data in the new or
                     altered columns, tables, schemas or databases must be
                     included within existing "begin transaction" and "commit
                     transaction" statements in the original version of the
                     Application Software. Moreover, an AD Seat may not be used to run copies of Programs which have been modified through a full-use license to include modifications not permitted
                     above. Notwithstanding the above, the End User may use
                     standard database administration command verbs used for
                     backup, recovery, space/index management and consistency
                     checking in the course of systems administration. (2) For
                     purposes of this Addendum, a "Seat" means a specific person licensed by Partner to use SQL Anywhere in conjunction with the eRoom server as a licensed user of eRoom. (3) "Net
                     Revenue" means the net revenue to Partner that is
                     recognized by Partner in accordance with Partner's standard accounting principles that results from any sale or
                     distribution of (i) an AD Seat or (ii) the Application
                     Software that is used with, or that includes, SQL Anywhere.
                     (4) Partner represents and warrants that eRoom is licensed for revenue on a Seat basis and not on a server basis.
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RESTRICTION          For purposes of this Addendum, Partner's Application
                     Software shall not be an application software development
                     tool without Sybase's prior express written permission.
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                   THIS ADDENDUM IS CONTINUED ON THE NEXT PAGE

              SQL ANYWHERE(TM) MASTER DISK ADDENDUM (PAGE 2 OF 2)

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MASTER DISK          Partner and its distributors are authorized to distribute
                     AD Seats (as defined above) and Partner, but not its
                     distributors, is authorized to make Evaluation Copies and
                     Demonstration Copies of the Programs and copies of the
                     Programs to be licensed as AD Seats from Master Disks
                     ("Master Disks") that Sybase will make available to
                     Partner. Partner may make as many Evaluation Copies and
                     Demonstration Copies as it reasonably requires. Partner
                     shall ensure that all Sybase copyright and other
                     proprietary notices which are included in the Master Disks are included on any copies made from the Master Disks.
                     Partner acknowledges that Master Disks may contain devices which count or limit the number of copies which can be made and Partner will not tamper with such devices. Partner
                     shall maintain Master Disks under lock and key and shall
                     allow only a specified number of its own employees to make copies from Master Disks. Partner shall fully account for
                     all copies of the Programs. Partner shall not modify or
                     alter any proprietary rights notice contained within the
                     Programs. Partner is strictly prohibited from providing
                     access or transferring the Master Disks to any third party.
                     If Partner elects under Section 5 of the Agreement to
                     utilize the Sybase Shrinkwrap in connection with its
                     distribution of the Programs, Partner may reproduce the
                     Sybase Shrinkwrap for such purposes.
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PARTNER              Partner shall fulfill and/or support the following
MARKETING            marketing obligations:
OBLIGATIONS
                     Visibly recognize SQL Anywhere in marketing literature, product documentation and packaging of the Application
                     Software.

                     The SQL Anywhere logo, as provided by Sybase, shall be prominently displayed on the exterior of each package that contains your Application Software.

                     Recognize Sybase's proprietary rights in SQL Anywhere in the same manner, places and times, and no less conspicuously than, the recognition of others proprietary rights including Partner's.

                     Publicize SQL Anywhere by specifically promoting it in all press releases, press tours, consultant and/or analyst briefings relating to Application Software when appropriate.

                     Specifically reference SQL Anywhere in a positive light and framework in any seminars involving the Application Software provided SQL Anywhere's performance is positive.

                     Promote SQL Anywhere to Partner reseller/distribution channel through appropriate mailings.

                     A Partner senior executive shall provide Sybase a positive testimonial regarding SQL Anywhere provided SQL Anywhere's performance is positive.

                     Include in all shipments of the Application Software the SQL Anywhere start-up install banner displaying Sybase's copyright information or the SQL Anywhere engine icon in each display of the Application Software's start-up install banner.

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VERSION OF SOL ANYWHERE BEING ACQUIRED: The current release of SQL Anywhere AD
Seats for Windows 3.1, Windows'95, Windows NT, DOS, OS/2 and Netware.

PAYMENT              ROYALTY FEE DUE SYBASE
-------              ----------------------
$ *                  The greater of * % of Net Revenue
                     OR $ * per AD Seat.

UPDATES: Sybase may make certain major corrections, enhancements, etc. ("Update") to SQL Anywhere. Partner may provide an Update to new or existing users of SQL Anywhere in accordance with the royalty fee stated above.

Except as amended above, the Agreement shall remain in full force and effect.

Instinctive Technology, Inc. ("Partner")       Sybase, Inc.


/s/ Jeffrey R. Beir                            /s/ Glen Germanowski
-------------------------------------          ---------------------------------
(Authorized Signature)                         (Authorized Signature)

Jeffrey R. Beir                                Glen Germanowski
-------------------------------------          ---------------------------------
(Printed Name)                                 (Printed Name)

President and CEO                              Senior Corporate Counsel
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(Title)                                        (Title)